THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

Supplement Dated March 1, 2017 to the
Prospectus March 1, 2017

Alger Associates, Inc. (“Alger”), the parent company of Fred Alger Management, Inc., the Fund’s investment adviser (“Alger Management”), acquired Weatherbie Capital, LLC (“Weatherbie”) on March 1, 2017. Weatherbie is a wholly-owned subsidiary of Alger and an affiliate of Alger Management.  The Fund’s board has approved Alger Management’s engagement of Weatherbie as sub-adviser to the Fund, effective on March 1, 2017.

Weatherbie, subject to Alger Management’s supervision and approval, provides investment management of the Fund’s assets.  Dan C. Chung, CFA, H. George Dai, Ph.D., Joshua D. Bennett, CFA, Daniel J. Brazeau, CFA, and Gregory S. Adams, CFA are the Fund’s primary portfolio managers, jointly and primarily responsible for day-to-day management of the Fund’s portfolio.  Messrs. Chung and Adams currently serve as the Fund’s primary portfolio managers and are employed by Alger Management.  Mr. Dai is Senior Managing Director, Co-Chief Investment Officer of Weatherbie.  Mr. Bennett is Senior Managing Director, Director of Research of Weatherbie.  Mr.Brazeau is Managing Director, Investments of Weatherbie.  Messrs. Dai, Bennett and Brazeau joined Weatherbie in 2001, 2007 and 2004, respectively.  Weatherbie, located at 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, is a registered investment adviser formed in 1995.  As of December 31, 2016, Weatherbie had approximately $821 million in assets under management.

The Fund’s investment objective has not changed, and the Fund’s principal investment strategies and principal investment risks have not changed in any material respect.

TAFII Dynamic 3.1.17

THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

Supplement Dated March 1, 2017 to the
Statement of Additional Information Dated March 1, 2017

The following information supplements and supersedes any contrary information contained in the fund’s Statement of Additional Information:

Effective March 1, 2017, Fred Alger Management, Inc. (“Alger Management”) has engaged Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of Alger Management, to serve as the fund’s sub-adviser under a sub-investment advisory agreement between Alger Management and the Sub-Adviser.  Weatherbie is a registered investment adviser formed in 1995.  As of December 31, 2016, Weatherbie had approximately $821 million in assets under management.  Weatherbie sub-advises the fund subject to Alger Management’s supervision and approval.  Alger Management pays a sub-advisory fee to the Sub-Adviser out of its own resources at no additional charge to the fund.

Dan C. Chung, CFA, H. George Dai, Ph.D., Joshua D. Bennett, CFA, Daniel J. Brazeau, CFA and Gregory S. Adams, CFA are the portfolio managers jointly and primarily responsible for day-to-day management of the fund’s portfolio investments.

Other Accounts Managed by Portfolio Managers

The numbers and assets of other accounts managed by the portfolio managers of the fund as of December 31, 2016 are as follows.  Except as noted below, no account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
H. George Dai*#	2	$21,742,204	1	$12,565,864	17	$263,329,552
Joshua D. Bennett*#	2	$17,806,410	1	$8,086,179	17	$220,422,787
Daniel J. Brazeau#	1	$730,074	1	$3,592,329	4	$480,486

* On December 31, 2016, the portfolio managers also co-managed a separate account, included in “Other Accounts” which may charge additional fees based on the performance of the account.  The account had assets of approximately $81 million as of December 31, 2016.

# On December 31, 2016, the portfolio managers also co-managed a private hedge fund, included in “Other Pooled Investment Vehicles” which may charge additional fees based on the performance of the account.  The account had assets of approximately $24 million as of December 31, 2016.

Securities Owned by the Portfolio Managers

As of the date of this Supplement, Messrs. Dai, Bennett and Brazeau did not beneficially own any shares of the fund.